                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

     In connection  with the Quarterly  Report of  School4Chauffeurs,  Inc. (the
"Company") on Form 10-Q/A for the quarter ending  September 30, 2009 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Jeffery E.  Jones,  President  of the  Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that, to my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: April 6, 2010

                                        By: /s/ JEFFERY E. JONES
                                            ___________________________
                                                Jeffery E. Jones
                                                President